SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549

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                           EXHIBITS

                              TO

                           FORM 10-K

                   ANNUAL REPORT PURSUANT TO
                  SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

FOR THE FISCAL YEAR ENDED              COMMISSION FILE NUMBER
      JUNE 30, 1995                           0-15194

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                      SOUND ADVICE, INC.

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      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                            EXHIBIT INDEX

Exhibit                                                      Sequential
  No.                                                         Page No.
-------                                                      ----------

3.1           Articles of Incorporation, as amended,
              of the Registrant (incorporated by
              reference from Registration Statement
              No. 33-5942, Exhibit 3.1, filed May 23,
              1986)

3.2           By-laws of the Registrant (incorporated
              by reference from Registration Statement
              No. 33-5942, Exhibit 3.2, filed May 23,
              1986)

4.1 Form of certificate evidencing ownership of Common Stock of the Registrant
              (incorporated by reference from
              Amendment No. 1 to Registration
              Statement No. 33-5942, Exhibit 4.1,
              filed June 24, 1986)

9.            Right of First Refusal and Voting Trust
              Agreement, dated June 30, 1986, among
              Peter Beshouri, Gregory Sturgis, Michael
              Blumberg and Joseph Piccirilli
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1986,
              Exhibit 9, File No. 33-5942)

10.1          Amended and Restated Credit Agreement,
              dated as of February 4, 1993, among the
              Registrant, SAI Distributors, Inc. and
              NationsBank (incorporated by reference
              from the Registrant's Quarterly Report
              on Form 10-Q for the quarter ended
              December 31, 1992, Exhibit 10.1, File
              No. 0-15194), First Amendment to Credit
              Agreement, dated as of February 26,
              1993, among the Registrant, SAI
              Distributors, Inc. and NationsBank
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended March 31,
              1993, Exhibit 10.1, File No. 0-15194),
              Second Amendment to Credit Agreement,
              dated as of December 28, 1993, among the Registrant, SAI Distributors, Inc. and
              NationsBank (incorporated by reference
              from the Registrant's Quarterly Report

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Exhibit                                                      Sequential
  No.                                                         Page No.
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              on Form 10-Q for the quarter ended
              December 31, 1993, Exhibit 10.2, File
              No. 0-15194), Third Amendment to Credit
              Agreement, dated March 29, 1995, among
              the Registrant, SAI Distributors, Inc.
              and NationsBank (incorporated by
              reference from the Registrant's
              Quarterly Report on Form 10-Q for the
              quarter ended March 31, 1995, Exhibit
              10.1, File No. 0-15194), and Fourth
              Amendment to Credit Agreement, dated
              September 29, 1995, among the
              Registrant, SAI Distributors, Inc. and
              NationsBank (filed herewith)

10.2          Amended and Restated Credit Agreement
              (without Exhibits), dated as of
              October 10, 1995, among the Registrant,
              the Registrant's wholly-owned subsidiaries and NationsBank, together with Amended and Restated Security Agreement (without
              Schedule), dated as of October 10, 1995, between the Registrant and NationsBank
              (filed herewith)

10.3 Mortgage Note, dated July 12, 1988, from the Registrant payable to Bank Atlantic in the principal amount of $640,000, together with Mortgage and Security
              Agreement, dated July 12, 1988, between
              the Registrant and BankAtlantic and
              Assignment of Leases, Rents and Profits, dated July 12, 1988, between the Registrant and BankAtlantic
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1988,
              Exhibit 10.42, File No. 0-15194)

10.4*         Amended and Restated Sound Advice, Inc.
              1986 Stock Option Plan (incorporated by
              reference from the Registrant's
              Quarterly Report on Form 10-Q for the
              quarter ended March 31, 1990, Exhibit

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          *   Management contract or compensation plan
              or arrangement required to be filed as
              an exhibit to this report pursuant to
              Item 14(c) of Form 10-K.

                                        ii


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Exhibit                                                      Sequential
  No.                                                         Page No.
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              10.2, File No. 0-15194) and Form of
              Incentive Stock Option Agreement of the
              Registrant pursuant to which incentive
              stock options (i) totalling 69,000
              shares of Common Stock were issued on
              February 7, 1990, to 41 employees of the Registrant at an exercise price of $5.98 per share and (ii) totalling 5,000
              shares of Common Stock were issued on
              June 18, 1990 to one (1) employee of the Registrant at an exercise price of $6.14 per share (incorporated by reference from the Registrant's Quarterly Report on Form 10-Q for the quarter ended March
              31, 1990, Exhibit 10.3, File No.
              0-15194)

10.5 Form of Incentive Stock Option Agreement of the Registrant pursuant to which incentive stock options totalling 10,000 shares of Common Stock were issued on January 14, 1991 to one (1) employee of the Registrant at an exercise price of $6.25 per share (incorporated by reference from Registration Statement
              No. 33-38851 on Form S-8, Exhibit 4.7,
              filed on February 7, 1991)

10.6 Form of Incentive Stock Option Agreement of the Registrant pursuant to which incentive stock options (i) totalling
              2,000 shares of Common Stock were issued on May 24, 1991 to one (1) employee of the Registrant at an exercise price of $10.48 per share, (ii) totalling 11,000 shares of Common stock were issued on July 12, 1991, to four (4) employees of the Registrant at an exercise price of $7.27 per share, (iii) totalling 1,000 shares of Common Stock were issued on August 12, 1991 to one (1) employee of the Registrant at an exercise price of $9.27 per share and (iv) totalling 2,000 shares of Common Stock were issued on October 18, 1991 to one (1) employee at an exercise price of $8.04 per share
              (incorporated by reference from
              Registration Statement No. 33-38851 on

                                        iii


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Exhibit                                                      Sequential
  No.                                                         Page No.
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              Form S-8, Exhibit 4.8, filed on February
              7, 1991)

10.7*         Second Amended and Restated Sound
              Advice, Inc. 1986 Stock Option Plan
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended December 31,
              1991, Exhibit 10.2, File No. 0-15194),
              as amended by Amendments to Second
              Amended and Restated Sound Advice, Inc.
              1986 Stock Option Plan (incorporated by
              reference from the Registrant's
              Definitive Proxy Statement dated
              December 30, 1994, Exhibit "A," File No.
              0-15194)

10.8          Form of Incentive Stock Option Agreement
              of the Registrant pursuant to which
              incentive stock options (i) totalling
              53,250 shares of Common Stock were
              issued on December 27, 1991, to 53
              employees of the Registrant at an
              exercise price of $5.45 per share
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended December 31,
              1991, Exhibit 10.3, File No. 0-15194),
              (ii) totalling 20,000 shares of Common
              Stock were issued on September 28, 1992
              to one (1) employee of the Registrant at
              an exercise price of $4.20 per share,
              (iii) totalling 3,000 shares of Common
              Stock were issued on May 24, 1993, to
              one (1) employee of the Registrant at an
              exercise price of $4.76 per share, (iv)
              totalling 51,000 shares of Common Stock
              were issued on September 22, 1993 to
              three (3) employees of the Registrant at
              an exercise price of $6.29 per share and
              (v) totalling 45,000 shares of Common
              Stock were issued on December 14, 1994
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        *     Management contract or compensation plan
              or arrangement required to be filed as
              an exhibit to this report pursuant to
              Item 14(c) of Form 10-K.

                                        iv


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Exhibit                                                      Sequential
  No.                                                         Page No.
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              to three (3) employees of the Registrant
              at an exercise price of $5.96 per share

10.9          Sound Advice, Inc. Employee Stock
              Ownership Plan and Trust, made January
              15, 1990, between the Registrant and
              Peter Beshouri, Michael Blumberg,
              Gregory Sturgis, Joseph Piccirilli and
              Jacob E. Farkas, the trustees
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended March 31,
              1990, Exhibit 10.2, File No. 0-15194),
              First Amendment to the Sound Advice,
              Inc. Employee Stock Ownership Plan and
              Trust, dated as of December 23, 1992
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended December 31,
              1992, Exhibit 10.2, File No. 0-15194),
              Second Amendment to the Sound Advice,
              Inc. Employee Stock Ownership Plan and
              Trust, dated as of July 9, 1993
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1993,
              Exhibit 10.15, File No. 0-15194) and
              Third Amendment to the Sound Advice,
              Inc. Employee Stock Ownership Plan and
              Trust, dated as of December 30, 1994
              (filed herewith)

10.10*        Employment Agreements, dated June 30,
              1986, between Registrant and each of
              Peter Beshouri and Michael Blumberg
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1986,
              Exhibit 10.26, File No. 33-5942), First
              Amendments to Employment Agreements,
              both dated as of May 20, 1989, between
              the Registrant and each of Peter
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        *     Management contract or compensation plan
              or arrangement required to be filed as
              an exhibit to this report pursuant to
              Item 14(c) of Form 10-K.

                                         v


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Exhibit                                                      Sequential
  No.                                                         Page No.
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              Beshouri and Michael Blumberg
              (incorporated by reference from
              Registration Statement No. 33-28745,
              Exhibit 10.20, filed May 16, 1989),
              Second Amendments to Employment
              Agreements, both dated as of October 27, 1989, between the Registrant and each of Peter Beshouri and Michael Blumberg
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended December 31,
              1989, Exhibit 10.2, File No. 0-15194),
              Third Amendments to Employment
              Agreements, both dated as of July 1,
              1992, between the Registrant and each of Peter Beshouri and Michael Blumberg
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1992,
              Exhibit 10.15, File No. 0-15194), Fourth
              Amendments, both dated as of July 1,
              1993, between the Registrant and each of Peter Beshouri and Michael Blumberg
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1993,
              Exhibit 10.16, File No. 0-15194) and
              Fifth Amendments, both effective as of
              July 1, 1994, between the Registrant and each of Peter Beshouri and Michael
              Blumberg (incorporated by reference from the Registrant's Quarterly Report on
              Form 10-Q for the quarter ended December
              31, 1994, Exhibit 10.2, File No. 0-15194)

10.11 Associate Agreement, dated March 1, 1986 between the Registrant and Progressive
              Retailers Organization, Inc. ("PRO"),
              together with PRO Policy and Procedure
              Manual (incorporated by reference from
              Amendment No. 1 to Registration
              Statement No. 33-5942, Exhibit 10.28,
              filed June 24, 1986)

10.12         Lease, dated September 23, 1987, between
              Designer's Place at Dania, a Florida
              general partnership consisting of Marvin

                                        vi


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Exhibit                                                      Sequential
  No.                                                         Page No.
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              Mandel, Philip Mandel and G&E Investment
              Company, and the Registrant
              (incorporated by reference from the
              Registrant's Quarterly Report on Form
              10-Q for the quarter ended September 30, 1987, Exhibit 10.1, File No. 0-15194)

10.13         Amended and Restated Lease, dated as of
              December 1, 1991, between Chase,
              Gunsaullus, Scherer and the Registrant
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1992,
              Exhibit 10.19, File No. 015194)

10.14 Dealer Agreement, dated January 1, 1995, between McCaw Communications of Florida,
              Inc. d/b/a Cellular One ("McCaw") and
              the Registrant, as amended by that
              certain Amendment to Dealer Agreement,
              dated January 1, 1995, between McCaw and the Registrant (filed herewith).

10.15*        Consulting Agreement effective as of
              July 1, 1991, between the Registrant and
              J.E. Farkas, Ltd. together with Form of
              Warrant to Purchase 10,000 Shares of
              Common Stock of Sound Advice, Inc.
              attached as Exhibit "A" thereto,
              pursuant to which a warrant to purchase
              10,000 shares of Common Stock of the
              Registrant has been issued to Jacob E.
              Farkas on each of November 1, 1991 and
              July 1, 1992 at an exercise price per
              share of $8.78 and $3.99, respectively,
              which is exercisable, in whole or in
              part, for five (5) years from date of
              its issuance (incorporated by reference
              from the Registrant's Annual Report on
              Form 10-K for the fiscal year ended June
              30, 1991, Exhibit 10.23, File No.
              0-15194)

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         *    Management contract or compensation plan
              or arrangement required to be filed as
              an exhibit to this report pursuant to
              Item 14(c) of Form 10-K.

                                        vii


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Exhibit                                                      Sequential
  No.                                                         Page No.
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10.16         Credit Card Program Agreement, dated
              August 12, 1992, between Monogram Credit
              Card Bank of Georgia and the Registrant
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1992,
              Exhibit 10.29, File No. 0-15194)

10.17         Sales Agreement, dated August 10, 1989,
              between Progressive Casualty Insurance
              Company and the Registrant (incorporated by reference from the Registrant's
              Annual Report on Form 10-K for the
              fiscal year ended June 30, 1992, Exhibit
              10.32, File No. 0-15194)

10.18 Letter Agreement, dated January 4, 1993, from the Registrant to and accepted by Gregory Sturgis (incorporated by reference from the Registrant's
              Quarterly Report on Form 10-Q for the
              fiscal quarter ended March 31, 1993,
              Exhibit 10.2, File No. 0-15194)

10.19         Lease, dated as of May 22, 1993, between
              L&T Limited Partnership, as landlord,
              and the Registrant, as tenant
              (incorporated by reference from the
              Registrant's Annual Report on Form 10-K
              for the fiscal year ended June 30, 1993,
              Exhibit 10.34, File No. 0-15194)

10.20 Promissory Note, dated May 4, 1994, from the Registrant payable to General
              Electric Capital Corporation ("GECC") in the original principal amount of
              $1,607,661.17, as amended, together with
              Master Security Agreement, dated as of
              May 4, 1994, between the Registrant and
              GECC (incorporated by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1994,
              Exhibit 10.28, File No. 0-15194)

10.21         Stipulation of Settlement, dated as of
              January 26, 1994, regarding IN RE: SOUND
              ADVICE, INC. SECURITIES LITIGATION,
              which has annexed as one of the exhibits

                                       viii


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Exhibit                                                      Sequential
  No.                                                         Page No.
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              thereto, among other documents, the form
              of Warrant Agreement between the
              Registrant and American Stock Transfer &
              Trust Company, as warrant agent,
              covering the 306,335 warrants issued in
              connection with the settlement of the
              class action (incorporated by reference
              from the Registrant's current report on
              Form 8-K, dated January 31, 1994,
              reporting an event on January 28, 1994,
              Exhibit 2, File No. 0-15194)

21            Subsidiaries of the Registrant (filed
              herewith)

23            Consent of Independent Public
              Accountants of KPMG Peat Marwick LLP
              (filed herewith)

27            Financial Data Schedule (filed herewith)

                                        ix